UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 2, 2009
Date of Report (Date of earliest event reported)

KIWA BIO-TECH PRODUCTS GROUP CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-33167	77-0632186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 N. Indian Hill Blvd., #702 Claremont, California
(Address of principal executive offices)

91711
(Zip code)

(626) 715-5855
(Registrant’s telephone number, including area code)

None.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2009, Kiwa Bio-Tech Products Group Corporation (the “Company”) entered into a new Employment Agreement (the “Agreement”) between the Company and Mr. Wei Li, President and Chief Executive Officer and Chief Financial Officer of the Company for a term of three years beginning January 1, 2009. Pursuant to the Agreement Mr. Li is entitled to an annual salary of $72,000 and a performance bonus of $24,000. If Mr. Li is terminated without cause, he shall be entitled to a lump sum payment equal to three months’ salary. A copy of the Agreement is filed as Exhibit 10.1 hereto.

Item 9.01. Financial Statements and Exhibits

10.1	Employment Agreement dated February 2, 2009 by and between the Company and Wei Li.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2009

By: /s/ Wei Li
Name: Wei Li
Title: President, Chief Executive Officer and Chief Financial Officer